Financial instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments [Text Block]
21) Financial instruments

Financial assets and financial liabilities at December 31, 2022 and December 31, 2021 were as follows:

	December 31,	December 31,
	2022	2021
Cash	$54,471	$83,790
Restricted cash	470	448
Trade and other receivables	18,313	22,172
Accounts payable and accrued liabilities (including non-current)	26,960	19,723
Total debt	40,000	15,000

Restricted cash refers to cash amounts the Company was required to place on deposit. Refer to the liquidity risk discussion below regarding liabilities.

The Company's risk exposures and the impact on the Company's financial instruments are summarized below. There have been no changes in the risks, objectives, policies and procedures from the previous year.

a) Fair value

IFRS requires that the Company disclose information about the fair value of its financial assets and liabilities. Fair value estimates are made based on relevant market information and information about the financial instrument.

These estimates are subjective in nature and involve uncertainties in significant matters of judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect these estimates.

The fair value hierarchy categorizes into three levels the inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs).

• Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.

• Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly such as those derived from prices.

• Level 3 inputs are unobservable inputs for the asset or liability.

The carrying amounts for trade receivables, amounts receivable and accounts payable and accrued liabilities in the consolidated statements of financial position approximate fair values because of the limited term of these instruments.  Cash and restricted cash are classified as FVTPL and included in level 1.  The debt facilities were secured at interest rates consistent with the rates seen at December 31, 2022 and thus the carrying amount of debt approximates fair value.

There have been no changes in the classification of financial instruments in the fair value hierarchy since December 31, 2021. The Company does not have any financial instruments measured using Level 3 inputs. The Company does not offset financial assets with financial liabilities and there were no transfers between Level 1 and Level 2 input financial instruments.

b) Credit risk

The Company's maximum amount of credit risk is attributable to cash, restricted cash and amounts receivable.

The Company minimizes its credit risk with respect to cash by placing its funds on deposit with the highest rated banks in Canada, Ireland, the U.S. and Brazil. Financial instruments included in amounts receivable consist primarily of receivables from unrelated companies. Sales to customers outside of Brazil are protected either by the Company's credit insurance policies, which establishes credit limits for each customer, or by the Company requiring letters of credit or up-front payment prior to delivery occurring.

Of the total trade receivables balance of $18,285, $8,359 relates to customers in Brazil, which are not covered by the Company's credit insurance policies. The ratings for these companies range from AA to AAA. The Company applies the IFRS 9 simplified approach to measuring expected credit losses, which uses a lifetime expected loss allowance for all trade receivables.

To measure expected credit losses, trade receivables are grouped based on risk characteristics and due dates. At December 31, 2022, no amounts are past due and in the year ended December 31, 2022, the Company has not experienced any credit losses. At December 31, 2022, the loss allowance for trade receivables was determined to be $nil (December 31, 2021 - $58), with any movement recognized as a component of finance costs (note 23). There have been no write offs of trade receivables.

c) Liquidity risk

The following table details the Company's expected remaining contractual cash flow requirements at December 31, 2022 for its financial liabilities with agreed repayment periods.

	Less than	6 months
	6 months	to 1 year	1 to 3 years	Over 3 years
Accounts payable and accrued liabilities (note 9)	$26,634	$-	$326	$-
Debt (note 10)	-	4,000	36,000	-
Operating and purchase commitments	12,139	1,446	132	22
Total	$38,773	$5,446	$36,458	$22

The Company's principal sources of liquidity are its cash flows from operating activities and cash of $54,471 (December 31, 2021 - $83,790). Refer to note 8 for lease commitments, note 19 for other commitments and contingencies and note 24 for debt facilities secured subsequent to December 31, 2022.

d) Market risk

Interest rate risk

The Company's interest rate exposure is limited to that portion of its debt that is subject to floating interest rates. At December 31, 2022, the Company had no debt that is subject to floating interest rates and does not have any exposure to floating interest rates.

Foreign currency risk

At December 31, 2022, the Company's outstanding debt is 100% denominated in U.S. dollars (December 31, 2021 - 100% U.S. dollar denominated).

The impact of fluctuations in foreign currency on cash and debt relates primarily to fluctuations between the U.S. dollar, the Canadian dollar, the Brazilian real and the Euro. At December 31, 2022, the Company's U.S. dollar functional currency entities had cash denominated in Canadian dollars, Euros and Swiss francs and the Company's Brazilian real functional currency entities had cash and debt denominated in U.S. dollars.

A 5% change in the value of the Canadian dollar, the Euro and the Swiss franc relative to the U.S. dollar would affect the value of these cash balances at December 31, 2022 by approximately $445. A 5% change in the value of the Brazilian real relative to the U.S. dollar would affect the value of Brazilian real cash balances by approximately $241.

Price risk

The Company does not have any financial instruments with significant exposure to price risk.